EXHIBIT 99.2

                                  CERTIFICATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of American Insured Mortgage Investors - Series 85, L.P. (the "Issuer").

I, Cynthia O. Azzara, Senior Vice President, Chief Financial Officer and Treasurer, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


                                  AMERICAN INSURED MORTGAGE
                                  INVESTORS - SERIES 85, L.P.
                                  (Registrant)

                                  By:  CRIIMI, Inc.
                                       General Partner



May 13, 2003                      /s/ Cynthia O. Azzara
------------                      ----------------------------------------------
Date                              Cynthia O. Azzara
                                  Senior Vice President, Chief Financial Officer
                                  and Treasurer